________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 31, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from December 1, 2002 to December 31, 2002 (the "Operating Reports") are filed as Exhibits 99.1 through
99.9 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for December 2002.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for December 2002
99.3           United States Trustee Report of Custom Technologies Corp. for December 2002
99.4           United States Trustee Report of Escast, Inc. for December 2002
99.5           United States Trustee Report of Fansteel Holdings, Inc. for December 2002
99.6           United States Trustee Report of Fansteel Schulz Products, Inc. for December 2002
99.7           United States Trustee Report of Phoenix Aerospace Corp. for December 2002
99.8           United States Trustee Report of Washington Manufacturing Co. for December 2002
99.9           United States Trustee Report of Wellman Dynamics Corp. for December 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  February 6, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                       1/27/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,542,540       $ 3,590,000        $ 48,496,653    $ 48,905,797
Loans                                        -                 -                   -               -
Sale of Assets                       2,350,183         2,200,000           2,350,183       2,200,000
InterCompamy Transfers                (707,881)                -           1,660,476       1,806,000
Other                                4,992,863         5,224,000           5,703,766       5,487,457

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                 10,177,705        11,014,000          58,211,077      58,399,254
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            804,452           717,830           8,957,802       9,345,369
Payroll Taxes                          324,216           309,570           4,099,831       4,256,617
Accounts Payable                     1,647,906         2,212,575          21,815,061      28,020,945
Profit Sharing / Pension               107,473           122,000           1,797,482       1,945,603
Insurance                            1,175,233         1,262,548           7,118,261      10,703,713
Commissions                             66,794           110,900           1,376,377       1,743,665
Utilities                              201,375           189,718           2,056,743       2,198,740
Leases / Rents                          33,937            29,050             336,410         469,273
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           203,154           476,005           4,305,863       6,673,032
Capital Expenditures                   202,517                 -             460,796         183,300
US Trustee Fees                              -                 -              64,750          64,500
Court Costs                                  -                 -                   -               -
                                --------------   ---------------     ---------------   -------------
     Total disbursements             4,767,057         5,430,195          52,389,377      65,604,756
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                    $   5,410,648    $    5,583,805      $    5,821,701    $ (7,205,502)
-------------
                                 ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash                  $ 6,327

   National City Bank              884096887        Operational              4,246,147

   National City - Schultz          18082912        Disbursement               (19,561)

   National City - Schultz        5300011495        Payroll                     30,981

   Bank of Waukegan                  1976083        Health Insurance                 -

   Corporate Payroll                       -        Clearing                    51,235

   First Midwest Bank                0173906        Petty Cash                   1,164

   Mellon Bank                       0111587        Operational                      -

   National City Bank               884157627       Blocked                  1,090,580

   National City Bank               884096879       Payroll                          -

   National City Bank               884157643       Benefit Bank                  (297)

   National City Bank               884096908       Health Insurance           (63,804)

   Schulz Escrow Account            884264502       Schulz Sale              2,350,183

   National City                    884096772       Operational                (73,724)

   Mellon Bank                        1465820       Payroll                          -

   National City Bank               884096799       Disbursement                 4,413

   Bank One                         261379147       Payroll                      1,670

   National City Bank               884156747       Disbursements              (26,938)

   Payroll Clearing                         -       Clearing                     9,264

   National City Bank                18081568       Disbursement              (160,195)

   National City Bank                18081576       Payroll                          -

   National City Bank               884096780       Operational               (204,037)

   Hancock Bank                    01-0101494       Payroll                      5,272

   Bancorp South                     06582837       Operational                  6,406

   National City                    658912591       Payroll                      4,958
                                                                           -----------
                                                                            $7,260,044
                                                                           ===========

Bank reconciliations are available.




FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                October, 2002       FILING TO DATE
                                                -------------       ----------------
Gross Sales                                       $ 2,793,636        $ 45,721,260
Less: Defective mat'l returned                              -                   -
        Sales allowances                               (1,279)            144,437
        Cash discounts                                 15,196             253,123
                                                --------------      --------------
           Total sales deductions                      13,917             397,560
                                                --------------      --------------
        NET SALES                                   2,779,719          45,323,700
                                                --------------      --------------
Cost of Sales                                       6,381,503          45,596,125
                                                --------------      --------------
        GROSS PROFIT                               (3,601,784)           (272,425)
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   259,004           3,394,991
    General & Admin. expense                          626,137           6,629,726
    Corporate Fees                                   (185,437)         (2,196,856)
                                                --------------      --------------
      Total S G & A and Environ. Expense              699,704           7,827,861
                                                --------------      --------------
        OPERATING INCOME                           (4,301,488)         (8,100,286)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                         10,766,860          10,790,008
    Interest Expense                                   79,813            (254,642)
                                                --------------      --------------
        Other Income (Expense)                     10,846,673          10,535,366
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            6,545,185           2,435,080
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 333,884           3,114,384
    US Trustee Quarterly Fees                               -              21,000
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    333,884           3,135,384
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                          6,211,301            (700,304)

Provision for Taxes                                   161,000             357,000
                                                --------------      --------------
NET INCOME (LOSS)                               $   6,050,301       $  (1,057,304)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                        12/31/02            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     6,169,464      $  1,438,344
    Restricted cash and cash equivalents                   1,090,580                 -
    Accounts receivable - net                              6,713,500        14,281,299
    Inventories -net                                       6,116,203        13,747,533
    Other assets - current                                 2,183,322           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           22,273,069        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               36,752,160        35,224,200
    Investment in subsidiaries                            11,100,112        15,221,175
    Other                                                  6,469,632           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             54,321,904        50,565,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,538,581        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,941,363        41,258,055
    Less: Accum. depreciation and amortization            35,314,233        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,627,130         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    83,222,103      $ 87,549,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                        12/31/02           1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       3,224,655                 -
    Accrued liabilities                                    6,904,972                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                      10,129,627                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   2,301,312                 -
    Long-term pension liability                            1,414,942                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                         3,716,254                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          13,845,881                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          822,045         5,336,367
    Unsecured debt                                        79,279,551        90,565,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          106,681,273       123,801,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        120,527,154       123,801,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (13,024,000)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (1,057,304)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (37,305,051)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    83,222,103      $ 87,549,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                           3,745          168,691       140,130        32,306
FICA-Employee                        36,343           58,967        74,662        20,648
FICA-Employer                        36,341           58,967        74,662        20,646
Unemployment                          1,028            1,104             0         2,132
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES             $ 77,457         $287,729      $289,454       $75,732
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          20,114           37,397        34,761        22,750
Unemployment                         23,498              792             0        24,290
Sales                                39,274            2,941           960        41,255
Income Tax                                0                0             0             0
Real Property                       119,171           (8,520)       19,725        90,926
Personal Property                    17,768            1,501             0        19,269
Other: Local                          1,607              889           786         1,710
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  221,432          $35,000       $56,232      $200,200
                                ----------------------------------------------------------
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $  298,889         $322,729      $345,686      $275,932
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      3,224,655    0           0             0             0          3,224,655
Wages Payable                         2,163,412    0           0             0             0          2,163,412
Taxes Payable (Other than income)       275,933    0           0             0             0            275,933
Professional Fees                       781,537    0           0             0             0            781,537
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,684,090    0           0             0             0          3,684,090
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  2,301,312    0           0             0             0          2,301,312
Other LT Liabilities                  1,414,942    0           0             0             0          1,414,942
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $13,845,881   $0          $0            $0            $0        $13,845,881
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------------
                                              Dates            Amount       Check Nos.
Description of Tax    State                   Paid              Paid          or EFT
--------------------------------------------------------------------------------------
State Withholding     California              12/03/02          $2,000           97990
State Withholding     California              12/10/02           1,781           98037
State Withholding     California              12/17/02           2,151           98072
State Withholding     California              12/23/02           3,857           98118
State Withholding     Connecticut             15/05/02           1,000           98029
State Withholding     Connecticut             12/08/02           1,505           98052
State Withholding     Connecticut             12/23/02           1,148           98119
State Withholding     Connecticut             12/26/02           1,263           98128
State Withholding     Connecticut             12/30/02           1,188           98142
State Withholding     Illinois                12/12/02           1,127           98056
State Withholding     Illinois                12/26/02             963           98130
State Withholding     Indiana                 12/30/02             389           98146
State Withholding     Kentucky                12/10/02             730           98042
State Withholding     Kentucky                12/26/02             660           98131
State Withholding     Mississippi             12/12/02           3,364           98059
State Withholding     Oklahoma                12/12/02           1,521           98062
State Withholding     Pennsylvania            12/03/02           4,939           98008
State Withholding     Pennsylvania            12/17/02           4,152           98082
State Withholding     Wisconsin               12/12/02             502           98064
State Withholding     Wisconsin               12/30/02             523           98159
Sales Tax - Monthly   Illinois                12/18/02             220           98103
Sales Tax - Monthly   Mississippi             12/18/02             740           98108
FICA & Fed W/H        Federal                 12/04/02          66,519            EFT
FICA & Fed W/H        Federal                 12/11/02          70,734            EFT
FICA & Fed W/H        Federal                 12/18/02          63,358            EFT
FICA & Fed W/H        Federal                 12/26/02          88,841            EFT
City/Cnty Occupation  Lexington KY            12/30/02             786           15827
Real Estate           Oklahoma                12/26/02          19,725           10965
                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 345,686
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period            8,693,324
PLUS Amounts billed during the period                                         2,544,210
LESS Amounts collected during the period                                      3,542,540
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                 $7,694,994
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                 2,560,887
31-60 days old                                                                2,502,252
61-90 days old                                                                  876,036
91+ days old                                                                  1,755,819
                                                                        ----------------
Total Accounts Receivable                                                     7,694,994
Amount considered uncollectible (bad debt)                                    1,099,828
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                   $6,595,166
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                      1/27/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ------------------
                                                             REPORTING PERIOD   December 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 662,334        $ 690,000         $ 9,273,070       $ 9,183,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers          (174,569)               -          (1,444,362)         (646,000)
Other                              1,035                -              11,626             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              488,800          690,000           7,840,334         8,538,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                      110,769          115,000           1,108,003         1,154,788
Payroll Taxes                     63,074           20,275             558,474           505,317
Accounts Payable                 309,286          360,000           5,472,000         5,486,571
Profit Sharing / Pension               -                -                   -                 -
Insurance                          4,496           30,000             268,347           359,412
Commissions                       14,530           24,000             321,865           300,892
Utilities                         20,588           49,000             221,383           309,925
Leases / Rents                         -                -                   -            13,143
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
US Trustee Fees                        -                -               1,741             2,000
Court Costs                            -                -                 500               200
                              -----------   --------------     ---------------    --------------
     Total disbursements         522,743          598,275           7,952,313         8,132,298
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $  (33,943)   $      91,725      $     (111,979)    $     406,341
-------------
                              ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                                 N/A       Petty cash          300

  National City Bank of PA                239732043    Payroll        $  3,626

  National City Bank                      884096860    Disbursement   $(97,952)

                                                                             -

                                                                             -
                                                                      ---------
                                                                      $(94,026)
                                                                      =========

Bank reconciliations are available.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                          October 2002         FILING TO DATE
                                         --------------      ------------------

Gross Sales                                  $   618,696         $ 9,351,745
Less: Defective mat'l returned                         -                   -
         Sales allowances                            (89)              5,092
         Cash discounts                            3,118              57,705
                                          ---------------    ----------------
            Total sales deductions                 3,029              62,797
                                          ---------------    ----------------

         NET SALES                               615,667           9,288,948
                                          ---------------    ----------------

Cost of Sales                                    449,282           7,648,462
                                          ---------------    ----------------

         GROSS PROFIT                            166,385           1,640,486
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               50,327             618,440
    General & Admin. expense                      17,416             359,413
    Corporate Fees                                 4,437              72,355
                                          ---------------    ----------------
      Total S G & A and Environ. Expense          72,180           1,050,208
                                          ---------------    ----------------

         OPERATING INCOME                         94,205             590,278
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          94,205             600,744
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             16,000             163,250
    US Trustee Quarterly Fees                          -              12,750
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               16,000             176,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                        78,205             424,744

Provision for Taxes                               29,000             158,000
                                          ---------------    ----------------

NET INCOME (LOSS)                         $       49,205     $       266,744
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                      12/31/02        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($94,026)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                            925,409        894,078
    Inventories -net                                     349,114        549,646
    Other assets - current                                23,030          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,203,527      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,482,685              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,689,745      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,346      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,383      5,704,900
    Less: Accum. depreciation and amortization         2,535,210      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,171,173      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 8,064,445    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                    12/31/02         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     285,932              -
    Accrued liabilities                                  372,772              -
    Accrued income taxes                                 153,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     811,837              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  24,633              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        24,633              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         836,470              -
                                                    ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                       982,956      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,576,059      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,412,529      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     266,744              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    651,916        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 8,064,445    $ 7,323,049
                                                    ============    ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------

Withholding                             7,603           17,014         24,617              0
FICA-Employee                           4,967           12,055         17,022              0
FICA-Employer                           8,376           14,140         17,022          5,494
Unemployment                            2,180                9              0          2,189
Income Tax                            108,133           26,000              0        134,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $131,259          $69,218        $58,661       $141,816
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                             3,727            4,160          4,413          3,474
Unemployment                            1,472               91              0          1,563
Sales                                       0                0              0              0
Income Tax                             16,000            3,000              0         19,000
Real Property                          (1,808)           1,808              0              0
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $19,391          $ 9,059         $4,413        $24,037
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $150,650          $78,277        $63,074       $165,853
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       285,932         0         0            0             0             285,932
Wages Payable                          249,760         0         0            0             0             249,760
Taxes Payable (Other than income)       12,720         0         0            0             0              12,720
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities              110,292         0         0            0             0             110,292
Income Taxes Payable                   153,133         0         0            0             0             153,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    24,633         0         0            0             0              24,633
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $836,470        $0        $0           $0            $0             $836,470
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           12/04/02       $17,537                EFT
FICA and Federal           12/13/02         8,504                EFT
FICA and Federal           12/18/02        13,793                EFT
FICA and Federal           12/26/02        18,827                EFT
State withholding          12/15/02         2,485               12107
State withholding          12/31/02         1,928               12189
State withholding















                                      ------------
TOTAL POST PETITION TAXES PAID            $63,074
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period      $981,259
PLUS Amounts billed during the period                                    615,577
LESS Amounts collected during the period                                 662,334
                                                                      ----------
Total Accounts Receivable at the end of the reporting period            $934,502
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            520,998
31-60 days old                                                           294,205
61-90 days old                                                           113,726
91+ days old                                                               5,573
                                                                      ----------
Total Accounts Receivable                                                934,502
Amount considered uncollectible (bad debt)                                 9,293
                                                                      ----------
Accounts Receivable (Net) at the end of the current period              $925,209
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            None
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            None
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        1/27/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------


BALANCE SHEET (MOR -3)
                                                          12/31/02                  1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           0           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories -net                                                -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             39,630,358              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              40,962,497              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  40,962,497           $  40,962,497
                                                        ==============          ==============

LIABILITIES & SHAREHOLDERS' EQUITY                         12/31/02                 1/15/02
----------------------------------------------------    ---------------         --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                                -                       -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      40,962,497              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  40,962,497           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        1/27/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,021,404     $  1,280,000     $  13,155,123    $  13,181,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompamy Transfers              (37,669)               -          (148,299)               -
Other                               (19,985)               -          (276,783)               -

                              --------------    -------------    --------------   --------------
     Total Receipts                 963,750        1,280,000        12,730,041       13,181,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          75,838           75,100         1,012,948          981,140
Payroll Taxes                        26,438           27,080           379,660          379,407
Accounts Payable                    866,235        1,051,831        11,079,216       10,988,624
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          18,105           32,000           297,833          310,000
Utilities                            10,423            8,700           113,893           92,613
Leases / Rents                        6,700            6,700            65,477           62,996
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -                 -                -
Court Costs                               -                -             8,250            8,000

                              --------------    -------------    --------------   --------------
     Total disbursements          1,003,739        1,201,411        13,023,029       12,894,215
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     (39,989)    $     78,589     $    (292,988)   $     287,559
-------------                 ==============    =============    ==============   ==============



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
-----------------                       -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       700

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (199,823)

   Bank One                             2135-439-0104    Payroll                     11,049

   Texas Commerce Bank                  85808720641      Disbursement                     2

                                                                                --------------
                                                                                $  (188,072)
                                                                                ==============
Bank reconciliations are available.



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of        CUMULATIVE
                                                  December, 2002   FILING TO DATE
                                                  ---------------  --------------
Gross Sales                                       $  1,263,037      $ 14,346,123
Less: Defective mat'l returned                           1,481             8,495
      Sales allowances                                       -            11,678
      Cash discounts                                     3,062            88,654
                                                  -------------     -------------
            Total sales deductions                       4,543           108,827
                                                  -------------     -------------

         NET SALES                                   1,258,494        14,237,296
                                                  -------------     -------------

Cost of Sales                                          986,427        11,678,742
                                                  -------------     -------------

         GROSS PROFIT                                  272,067         2,558,554
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     43,473           700,009
    General & Admin. expense                            51,970           650,723
    Corporate Fees                                      44,000           501,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               139,443         1,852,232
                                                  -------------     -------------

         OPERATING INCOME                              132,624           706,322
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                 (27)                -
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                            (27)                -
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               132,597           706,322
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   35,000           368,750
    US Trustee Quarterly Fees                                -            16,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     35,000           385,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                              97,597           321,322

Provision for Taxes                                     37,806           137,012
                                                  -------------     -------------

NET INCOME (LOSS)                                 $     59,791      $    184,310
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------


BALANCE SHEET (MOR-3)
                                                                  12/31/02            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          ($188,072)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       2,326,657           956,901
    Inventories - net                                               1,601,152         1,085,331
    Other assets - current                                             12,007            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,751,744         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                           815,150           316,912
    Investment in subsidiaries                                      2,619,157         2,619,157
    Other                                                              60,693                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,495,000         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,336,067         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,489,662         4,454,513
    Less: Accum. depreciation and amortization                      2,217,132         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,272,530         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $ 9,519,274       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                12/31/02            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  367,216                 -
    Accrued liabilities                                               342,920                 -
    Accrued income taxes                                               63,841                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                  773,977                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              786,843                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    786,843                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,560,820                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    27,482           116,378
    Unsecured debt                                                  1,092,539         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,520,666         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                  184,310                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               5,998,608         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $   9,519,274       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           13,789         13,789                  0
FICA-Employee                              0            5,937          5,937                  0
FICA-Employer                             32            5,937          5,901                 68
Unemployment                              36                3              3                 36
Income Tax                            23,458           40,383              0             63,841
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $  23,526          $66,049        $25,630            $63,945
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              761            761                876
Unemployment                             289               47             47                289
Sales                                  2,026                0              0              2,026
Income Tax                             2,000           (2,000)             0                  0
Real Property                          3,182              600              0              3,782
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   8,373            $(592)          $808             $6,973
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $  31,899          $65,457        $26,438            $70,918
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      367,216         0              0             0                0               367,216
Wages Payable                         102,112         0              0             0                0               102,112
Taxes Payable (Other than income)       7,077         0              0             0                0                 7,077
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             233,731         0              0             0                0               233,731
Income Taxes Payable                   63,841         0              0             0                0                63,841
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  786,843         0              0             0                0               786,843
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,560,820        $0             $0            $0               $0            $1,560,820
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          26,438              EFT
      each  week.






















                                                            ---------
TOTAL POST PETITION TAXES PAID                              $  26,438
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  1,964,637
PLUS Amounts billed during the period                                          1,259,042
LESS Amounts collected during the period                                       1,021,404
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,202,275
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  1,951,423
31-60 days old                                                                   401,198
61-90 days old                                                                    18,805
91+ days old                                                                       1,849
                                                                            ------------
Total Accounts Receivable                                                      2,373,275
Amount considered uncollectible (bad debt)                                        66,000
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,307,275
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                         No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           1/27/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -           750           750
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -           750           750
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            18           206           171
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -           750           750
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 17            18           956           921
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (18)   $     (206)   $     (171)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    December 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational       $679

                                                                            -

                                                                            -

                                                                      ----------
                                                                         $679
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    December 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                           October, 2002        FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
      Sales allowances                                -                    -
      Cash discounts                                  -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                         37                7,962
    Corporate Fees                                    -                 (750)
                                         ---------------      -----------------
      Total S G & A and Environ. Expense             37                7,212
                                         ---------------      -----------------

         OPERATING INCOME                           (37)              (7,212)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                            -                    -
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -                    -
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            (37)              (7,212)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                         -                  750
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                   -                  750
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                          (37)              (7,962)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $        (37)        $     (7,962)
                                         ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                    10/31/02          1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        679      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           679               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     40,554,342        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      40,554,342        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 40,555,021      $ 40,555,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                  12/31/02          1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $ -               $ -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,326                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,326                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,326                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,862,683        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition                   (7,962)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               9,692,338         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 40,555,021      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    December 31, 2002
                                                                                ------------------



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,326         0            0            0              0            5,326
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,326        $0           $0           $0             $0           $5,326
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    December 31, 2002
                                                                                ------------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.6

FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
MONTHLY OPERATING REPORT
FINAL REPORT                                                                       DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                 Yes               No
        Bank Reconciliations                                    MOR 1 (cont)       Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                         MOR 2                 Yes               No
Balance Sheet                                                   MOR 3                 Yes               No
Status of Postpetition Taxes                                    MOR 4                 Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                            MOR 4                 Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                    MOR 5                 Yes               No
Debtor Questionnaire                                            MOR 5                 Yes               No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        1/27/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
FINAL REPORT                                                                    ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
                                                                                FINAL REPORT
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $     329,269     $      394,000     $     4,186,811      $     4,101,053
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                 (38,184)                 -             350,147                6,000
Other                                        -                  -               5,191                  829

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                    291,085            394,000           4,542,149            4,107,882
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                            106,233           125,000           1,064,153            1,091,909
Payroll Taxes                           52,051            49,000             449,452              445,755
Accounts Payable                       107,858           210,000           2,697,856            2,232,379
Profit Sharing / Pension                     -                 -                   -                    -
Insurance                               14,934            16,000             167,804              191,321
Commissions                                  -                 -                   -                    -
Utilities                                    -             5,000              45,012               50,771
Leases / Rents                           6,600             6,600              51,898               52,986
Bank Service Charges                         -                 -                   -                    -
Loans                                        -                 -                   -                    -
Capital Expenditures                         -                 -              10,334               10,334
Professional Fees-Bankruptcy                 -                 -                   -                    -
US Trustee Fees                              -                 -               5,250                5,000
Court Costs                                  -                 -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements               287,676           411,600           4,491,759            4,080,455
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $       3,409     $     (17,600)    $        50,389      $        27,427
-------------                    ==============    ===============    ================     ================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
FINAL REPORT                                                                    ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
                                                                                  FINAL REPORT
BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  Petty Cash                                 N/A                   Petty cash            $        -

  National City Bank                         18082912              Disbursement                   -

  National City Bank                         5300011495            Payroll                        -

                                                                   $       -                      -

                                                                   $       -                      -
                                                                                         -----------
                                                                                         $        -
                                                                                         ===========



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
FINAL REPORT                                                                    ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
                                                                                  FINAL REPORT
STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of            CUMULATIVE
                                                      October 2002        FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $       338,649       $     4,377,703
Less: Defective mat'l returned                                   -                     -
      Sales allowances                                           -                     -
      Cash discounts                                             -                10,320
                                                   ----------------      ----------------
           Total sales deductions                                -                10,320
                                                   ----------------      ----------------

        NET SALES                                          338,649             4,367,383
                                                   ----------------      ----------------

Cost of Sales                                              312,719             3,687,207
                                                   ----------------      ----------------

        GROSS PROFIT                                        25,930               680,176
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                22,265               219,675
    Corporate Fees                                          12,000               139,000
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                    34,265               358,675
                                                   ----------------      ----------------

        OPERATING INCOME                                    (8,335)              321,501
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                     706                     -
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                                 706                     -
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    (7,629)              321,501
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                       10,000                99,750
    US Trustee Quarterly Fees                                    -                10,250
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                          10,000               110,000
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                 (17,629)              211,501

Provision for Taxes                                          4,000                82,000
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $       (21,629)      $       129,501
                                                   ================      ================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
FINAL REPORT                                                                    ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
                                                                                  FINAL REPORT
BALANCE SHEET (MOR-3)
                                                                     12/31/02             1/15/02
                                                                  --------------       -------------
ASSETS
------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                        $          0         $   (50,389)
    Restricted cash and cash equivalents                                     -                   -
    Accounts receivable - net                                          531,309             376,639
    Inventories -net                                                 1,508,411           1,145,567
    Other assets - current                                              40,994              21,786
                                                                  --------------       -------------
           TOTAL CURRENT ASSETS                                      2,080,714           1,493,603
                                                                  --------------       -------------
OTHER ASSETS
    Deferred income taxes                                                    -                   -
    Intercompany receivable                                          2,596,386           2,596,386
    Investment in subsidiaries                                               -                   -
    Other                                                                    -                   -
                                                                  --------------       -------------
           TOTAL OTHER ASSETS                                        2,596,386           2,596,386
                                                                  --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                     -                   -
    Buildings                                                                -                   -
    Machinery and equipment                                            569,388             559,054
                                                                  --------------       -------------
           Total property, plant and equipment                         569,388             559,054
    Less: Accum. depreciation and amortization                         307,479             253,908
                                                                  --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                           261,909             305,146
                                                                  --------------       -------------
TOTAL ASSETS                                                      $  4,939,009         $ 4,395,135
                                                                  ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                                   12/31/02             1/15/02
-------------------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -         $         -
    Accounts payable                                                    98,062                   -
    Accrued liabilities                                                162,464                   -
    Accrued income taxes                                                82,000                   -
    Dividends payable                                                        -                   -
                                                                  --------------       -------------
           TOTAL CURRENT LIABILITIES                                   342,526                   -
                                                                  --------------       -------------
LONG-TERM DEBT - SECURED                                                     -                   -
                                                                  --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -                   -
    Deferred income taxes                                                    -                   -
    Intercompany payable                                               428,493                   -
    Long-term pension liability                                              -                   -
                                                                  --------------       -------------
           TOTAL OTHER LIABILITIES                                     428,493                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                       771,019                   -
                                                                  --------------       -------------


LIABILITIES (PREPETITION)
------------------------------------------------------------
    Secured debt                                                             -                   -
    Priority debt 1                                                     31,303             348,267
    Unsecured debt                                                     238,577             278,259
    Intercompany payable                                                     -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                        269,880             626,526
                                                                  --------------       -------------
TOTAL LIABILITIES                                                    1,040,899             626,526
                                                                  --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                           100                 100
    Capital in excess of par value                                   2,680,746           2,680,746
    Equity - unearned compensation                                           -                   -
    Minimum pension liability adjustment                                     -                   -
    Foreign currency translation adjustment                                  -                   -
    Retained earnings - prepetition                                  1,087,763           1,087,763
    Retained earnings - postpetition                                   129,501                   -
                                                                  --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                                3,898,110           3,768,609
                                                                  --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 4,939,009        $ 4,395,135
                                                                  ==============       =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
FINAL REPORT                                                                    ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
                                                                                   FINAL REPORT
STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                 23,669           (4,764)        18,905                 0
FICA-Employee                                1,030           12,811         13,841                 0
FICA-Employer                                1,030           12,811         13,841                 0
Unemployment                                 2,227              (91)             0             2,136
Income Tax                                  78,000            4,000              0            82,000
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                    $105,956          $24,767        $46,587           $84,136
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                 (2,791)          16,938          5,434             8,713
Unemployment                                14,566          (14,166)             0               400
Sales                                            0                0              0                 0
Income Tax                                       0                0              0                 0
Real Property                                    0                0              0                 0
Personal Property                              989              700              0             1,689
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES              $12,764           $3,472        $ 5,434           $10,802
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                 $118,720          $28,239        $52,021           $94,938
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           98,062             0             0                  0               0             98,062
Wages Payable                             140,452             0             0                  0               0            140,452
Taxes Payable (Other than income)          12,938             0             0                  0               0             12,938
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                          0             0             0                  0               0                  0
Other Accrued Liabilities                   9,074             0             0                  0               0              9,074
Income Taxes Payable                       82,000             0             0                  0               0             82,000
Secured Debt                                    0             0             0                  0               0                  0
Intercompany Payable                      428,493             0             0                  0               0            428,493
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                 $771,019            $0            $0                 $0              $0           $771,019
                                       ============================================================================================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
FINAL REPORT                                                                    ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
                                                                                  FINAL REPORT
DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
Federal Employee Inc. Tax W/H               12/03/02          $3,423            EFT
Federal Employee Inc. Tax W/H               12/10/02           2,568            EFT
Federal Employee Inc. Tax W/H               12/17/02           3,505            EFT
Federal Employee Inc. Tax W/H               12/24/02           3,469            EFT
Federal Employee Inc. Tax W/H               12/31/02           5,940            EFT
FICA-Employee & Employer                    12/03/02           3,896            EFT
FICA-Employee & Employer                    12/10/02           3,338            EFT
FICA-Employee & Employer                    12/17/02           3,838            EFT
FICA-Employee & Employer                    12/24/02           3,723            EFT
FICA-Employee & Employer                    12/31/02           6,678            EFT
Withheld Medicare-EE & ER                   12/03/02             911            EFT
Withheld Medicare-EE & ER                   12/10/02             781            EFT
Withheld Medicare-EE & ER                   12/17/02             923            EFT
Withheld Medicare-EE & ER                   12/24/02             919            EFT
Withheld Medicare-EE & ER                   12/31/02           2,675            EFT
State Employee Inc Tax W/H                  12/15/02           4,743           8824
SDI                                         12/15/02             691           8824
State Unemployment Tax
Employee Training Tax














                                                           ----------
TOTAL POST PETITION TAXES PAID                               $52,021
                                                           ==========


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
FINAL REPORT                                                                    ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------
                                                                                  FINAL REPORT
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                 $485,624
PLUS Amounts billed during the period                                               329,937
LESS Amounts collected during the period                                            329,269
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                   $    486,292
                                                                               =============


----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       269,635
31-60 days old                                                                      135,733
61-90 days old                                                                       79,698
91+ days old                                                                          1,226
                                                                               -------------
Total Accounts Receivable                                                           486,292
Amount considered uncollectible (bad debt)                                            4,000
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                         $482,292
                                                                               =============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                      X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                                     X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1         None             No
    Bank Reconciliations                                  MOR 1 (cont)  None             No
    Copies of bank statements                                           None             No
    Cash disbursement journals                                          None             No
Statement of operations                                   MOR 2         Attached         No
Balance Sheet                                             MOR 3         Attached         No
Status of Postpetition Taxes                              MOR 4         None             No
    Copies of payment receipts                                          None             No
    Copies of tax returns filed during reporting period                 None             No
Summary of Unpaid Postpetition Debts                      MOR 4         None             No
        Listing of aged accounts payable                                None             No
Accounts Receivable Reconciliation and Aging              MOR 5         None             No
Debtor Questionnaire                                      MOR 5         Attached         No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ R. Michael McEntee                            1/27/2003
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of          CUMULATIVE
                                             December, 2002      FILING TO DATE
                                            ---------------    -----------------
Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
      Sales allowances                                  -                   -
      Cash discounts                                    -                   -
                                              -----------       --------------
           Total sales deductions                       -                   -
                                              -----------       --------------

        NET SALES                                       -                   -
                                              -----------       --------------

Cost of Sales                                     (5,449)             (62,611)
                                              -----------       --------------

        GROSS PROFIT                               5,449               62,611
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                                     -                  -
    General & Admin. expense                            -                  -
    Corporate Fees                                      -                (750)
                                              -----------       --------------
      Total S G & A and Environ. Expense                -                (750)
                                              -----------       --------------

        OPERATING INCOME                           5,449               63,361
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                  -
    Interest Expense                                    -                  -
                                              -----------       --------------
       Other Income (Expense)                           -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,449               63,361
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                                   -                  -
    US Trustee Quarterly Fees                           -                 750
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                              -----------       --------------
        Total Reorganization Items                      -                 750
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                         5,449               62,611

Provision for Taxes                                     -                  -
                                              -----------       --------------

NET INCOME (LOSS)                              $    5,449        $     62,611
                                              ===========       ==============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------

BALANCE SHEET (MOR-3)

                                                   12/31/02           1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories - net                                     -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         540,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       540,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       50,280             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        674,720            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,214,720       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 12/31/02           1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 62,611                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,214,720          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,214,720       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                -----------------

DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.8

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         1/27/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    781,172     $  1,000,000        $12,547,366     $   12,734,026
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                417,410                -            600,825           (360,000)
Other                                         3,946                -             26,400              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,202,528        1,000,000         13,174,591         12,375,202
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 226,578          240,000          3,015,360          3,089,193
Payroll Taxes                                99,873          104,000          1,521,605          1,352,904
Accounts Payable                            571,744          386,000          7,090,173          6,222,062
Profit Sharing / Pension                     22,027           22,000            296,485            239,985
Insurance                                    50,835           60,000            671,880            592,343
Commissions                                  43,191           39,000            531,948            570,468
Utilities                                    17,119            9,000            145,684            137,498
Leases/Rents                                  2,982            3,000             41,624             51,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
US Trustee Fees                                   -                -                  -                  -
Court Costs                                       -                -              8,250              8,000
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,034,349          863,000         13,327,367         12,263,453
                                       ------------     ------------        -----------     --------------

NET CASH FLOW                          $    168,179     $    137,000        $  (152,776)    $      111,749
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                    Account                                Book
Balance per Books                   Number           Account Type         Balance
                                  ----------      -----------------     -----------
  US Bank                         1 964 5603 899  Payroll - Hourly      $   52,205

  US Bank                         1 964 5603 800  Payroll - Salaried        26,531

  Petty Cash                                      Petty Cash                   598

  National City                   884096836       Disbursement-AP         (208,845)

                                                                                 -

                                                                                 -

                                                                        -----------
                                                                        $ (129,511)
                                                                        ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                             December 2002      FILING TO DATE
                                            --------------   -------------------
Gross Sales                                  $   795,751      $ 12,681,631
Less: Defective mat'l returned                        91           (85,014)
      Sales allowances                            67,454           535,574
      Cash discounts                               7,834           122,009
                                             ------------     -------------
       Total sales deductions                     75,379           572,569
                                             ------------     -------------

      NET SALES                                  720,372        12,109,062
                                             ------------     -------------

Cost of Sales                                    695,808        10,147,318
                                             ------------     -------------

     GROSS PROFIT                                 24,564         1,961,744
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 54,740           665,024
  General & Admin. expense                        75,269           766,329
  Corporate Fees                                  42,000           484,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            172,009         1,915,353
                                             ------------     -------------

     OPERATING INCOME                           (147,445)           46,391
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -            (6,549)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -            (6,549)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                           (147,445)           39,842
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                33,000           346,750
 US Trustee Quarterly Fees                             -            16,250
 (Gain) Loss from sale of equipment                    -                 -
 Other Reorganization Expenses                         -                 -
                                             ------------     -------------
  Total Reorganization Items                      33,000           363,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                      (180,445)         (323,158)

Provision for Taxes                              (63,000)         (104,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $  (117,445)     $   (219,158)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                   12/31/02           1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents           ($129,511)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,086,916         1,161,243
  Inventories - net                                2,101,343         1,498,330
  Other assets - current                             625,050           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,683,798         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                               30,218            36,697
  Intercompany receivable                          9,513,881         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,544,099         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,215,921         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,517,286         5,497,015
  Less: Accum. depreciation and amortization       3,766,500         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,750,786         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,978,683      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 12/31/02           1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                    93,318                 -
  Accrued liabilities                                619,693                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    713,011                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                               747,754                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                      747,754                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   1,460,765                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     496,774           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      496,774         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  1,957,539         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                  (219,158)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                13,021,144        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,978,683      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           34,570         34,570                  0
FICA-Employee                         0           24,926         24,926                  0
FICA-Employer                        34           24,960         24,960                 34
Unemployment                          0              146            146                  0
Income Tax                       22,999          (22,999)             0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES            $23,033          $61,603        $84,602                $34
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           14,847         14,847                  0
Unemployment                          0              424            424                  0
Sales                                96                0              0                 96
Income Tax                        9,783           (9,783)             0                  0
Real Property                    46,432            4,500              0             50,932
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $56,311           $9,988        $15,271            $51,028
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $79,344          $71,591        $99,873            $51,062
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      93,318               0              0             0                     0             93,318
Wages Payable                        422,903               0              0             0                     0            422,903
Taxes Payable (Other than income)     51,062               0              0             0                     0             51,062
Professional Fees                          0               0              0             0                     0                  0
Rent/Lease - Building                      0               0              0             0                     0                  0
Rent/Lease - Equipment                20,905               0              0             0                     0             20,905
Other Accrued Liabilities            124,823               0              0             0                     0            124,823
Deferred Income Taxes Payable              0               0              0             0                     0                  0
Secured Debt                               0               0              0             0                     0                  0
Intercompany Payable                 747,754               0              0             0                     0            747,754
Other LT Liabilities                       0               0              0             0                     0                  0
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $1,460,765              $0             $0            $0                    $0         $1,460,765
                                   ================================================================================================





WASHINGTON MANUFACTURING CO.                        CASE #  02-10109 (JJF)
                                                            ------------------
                                          REPORTING PERIOD  December 31, 2002
                                                            ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-------------------------------------------------------------------------------
                                Dates          Amount      Check Nos.
Description of Tax               Paid           Paid        or EFT
-------------------------------------------------------------------------------
FWT                             Weekly        34,570       EFT to ADP
FICA-EE                         Weekly        24,926       EFT to ADP
FICA-ER                         Weekly        24,960       EFT to ADP
FUI                             Weekly           146       EFT to ADP
SWT-IA                          Weekly        14,307       EFT to ADP
SUI-SC                          Weekly            41       EFT to ADP
SWT-SC                          Weekly           141       EFT to ADP
SUI-IA                          Weekly           383       EFT to ADP
SWT-IL                          Weekly           399       EFT to ADP
Real Property Tax-IA














                                                   --------
TOTAL POST PETITION TAXES PAID                      $99,873
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,159,380
PLUS Amounts billed during the period                                  725,618
LESS Amounts collected during the period                               781,172
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,103,826
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          657,332
31-60 days old                                                         298,684
61-90 days old                                                          53,377
91+ days old                                                            94,433
                                                                 ---------------
Total Accounts Receivable                                            1,103,826
Amount considered uncollectible (bad debt)                              54,682
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,049,144
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.9

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                      1/27/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    ----------------
RECEIPTS
--------
A/R Collections                   $  1,360,427      $  1,547,464     $ 24,317,538     $  25,836,154
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                  498,557                 -       (1,593,234)         (381,580)
Other                                    4,354                 -           15,398                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,863,338         1,547,464       22,739,702        25,454,574
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            311,693           351,902        5,066,791         5,237,565
Payroll Taxes                          151,842           161,338        2,584,882         2,786,253
Accounts Payable                       654,427           550,801       11,904,720        10,345,149
Profit Sharing / Pension                23,566            21,000          278,930         1,825,017
Insurance                              156,146           159,706        2,033,959         1,933,142
Commissions                             33,367            30,000          484,313           752,690
Utilities                               67,498            69,779          583,462           654,825
Leases / Rents                          36,093            43,075          295,972           394,911
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
US Trustee Fees                              -                 -                -                 -
Court Costs                                  -                 -           10,250            10,000
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,434,632         1,387,602       23,243,278        24,014,173
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $   428,707       $   159,862     $   (503,576)   $    1,440,401
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              11,232

  National City Bank                       884096828   Disbursement       (260,963)

                                                                        ----------
Bank reconciliations are available.                                     $ (248,731)
                                                                        ==========






WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                             October, 2002       FILING TO DATE
                                            ---------------     ----------------

Gross Sales                                   $ 1,079,538        $25,005,780
Less: Defective mat'l returned                          -                  -
        Sales allowances                           58,065            829,995
        Cash discounts                                783             38,426
                                             ------------        -----------
           Total sales deductions                  58,848            868,421
                                             ------------        -----------

        NET SALES                               1,020,690         24,137,359
                                             ------------        -----------
Cost of Sales                                   1,316,154         22,859,703
                                             ------------        -----------
        GROSS PROFIT                             (295,464)         1,277,656
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                47,120            719,298
    General & Admin. expense                       40,214            585,117
    Corporate Fees                                 83,000            958,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          170,334          2,262,415
                                             ------------        -----------
        OPERATING INCOME                         (465,798)          (984,759)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (465,798)          (984,659)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              66,000            705,750
    US Trustee Quarterly Fees                           -             20,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 66,000            726,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (531,798)        (1,710,659)

Provision for Taxes                              (180,000)          (572,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $   (351,798)      $ (1,138,659)
                                             ============       ============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                         12/31/02        1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($248,731)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,992,478        2,712,548
    Inventories -net                                     3,700,127        6,262,631
    Other assets - current                                 348,462          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,792,336        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  507,802          919,242
    Intercompany receivable                             15,174,167       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  900,313              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,582,282       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,545,768       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,570,020        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,944,638     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                       12/31/02        1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       367,762                -
    Accrued liabilities                                  1,624,443                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     1,992,205                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,166,000                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         3,158,205                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       2,602,944        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          2,602,944        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,761,149        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                    (1,138,659)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   19,183,489       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,944,638     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          14,941           54,828       54,568           15,201
FICA-Employee                         7,279           37,412       37,412            7,279
FICA-Employer                         7,279           37,412       37,412            7,279
Unemployment                             52               (4)           0               48
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $29,550         $129,648     $129,391          $29,807
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          14,657           22,634       22,451           14,840
Unemployment                          1,647               78            0            1,725
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        64,960           28,970            0           93,930
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES       $81,264          $51,682      $22,451         $110,495
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $110,814         $181,330     $151,842         $140,302
                                 ==============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    367,762        0            0             0          0           367,762
Wages Payable                       664,269        0            0             0          0           664,269
Taxes Payable (Other than income)   140,302        0            0             0          0           140,302
Professional Fees                    28,425        0            0             0          0            28,425
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           791,447        0            0             0          0           791,447
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $3,158,205       $0           $0            $0         $0        $3,158,205
                              =================================================================================



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  12/10/02        $2,510        112754
SWCC - Ia W/H                  12/26/02         2,466        112892
Iowa W/H                       12/10/02         9,929         76356
Iowa W/H                       12/26/02         7,545         56650
FIT PAYMENT                    12/04/02         9,592      97733915
FICM-FICA PAYMENT              12/04/02        13,169      97733915
FIT PAYMENT                    12/11/02        16,318      98149222
FICM-FICA PAYMENT              12/11/02        22,326      98149222
FIT PAYMENT                    12/18/02         8,448      99278791
FICM-FICA PAYMENT              12/18/02        12,045      99278791
FIT PAYMENT                    12/26/02        20,211      99909009
FICM-FICA PAYMENT              12/26/02        27,283      99909009








                                            -----------
TOTAL POST PETITION TAXES PAID               $151,842
                                            ===========


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  December 31, 2002
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,292,268
PLUS Amounts billed during the period                                       1,184,669
LESS Amounts collected during the period                                    1,360,427
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $3,116,510
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,251,137
31-60 days old                                                                 447,883
61-90 days old                                                                 132,959
91+ days old                                                                   284,531
                                                                       ---------------
Total Accounts Receivable                                                    3,116,510
Amount considered uncollectible (bad debt)                                     128,200
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,988,310
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

